THIRD AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT


         THIS THIRD AMENDMENT to 1997 REVOLVING CREDIT AGREEMENT (the "Third Amendment") is intended to amend the terms of the 1997 Revolving Credit
Agreement (the "Agreement") dated as of February 26, 1997, as previously amended, among DATA TRANSMISSION NETWORK CORPORATION; FIRST NATIONAL BANK OF OMAHA; FIRST NATIONAL BANK, WAHOO, NEBRASKA; NBD BANK, N.A.; NORWEST BANK NEBRASKA, N.A.; THE SUMITOMO BANK, LIMITED; MERCANTILE BANK OF ST. LOUIS, N.A.; FIRST BANK, NATIONAL ASSOCIATION; BANK OF MONTREAL; LASALLE NATIONAL BANK; and NATIONSBANK, N.A. (successor to THE BOATMEN'S NATIONAL BANK OF ST. LOUIS). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

         The parties hereby acknowledge that, effective as of the date hereof, $16,000,000 of the revolving credit facility available to Borrower under the Agreement shall be advanced to Borrower for the purpose of prepaying certain subordinated debt and such advance shall be immediately converted to a term loan in accordance with Section 2.4 of the Agreement. Notwithstanding Section 2.5 of the Agreement, such loan shall bear interest at the fixed rate of 7.5% per annum. In Section 2.1 of the Agreement, the reference to the maximum amount of revolving credit available to be advanced shall be reduced from $33,000,000 to $17,000,000, and the references to each Bank's maximum advance limit shall be reduced accordingly on a pro rata basis, as shown on Exhibit A. No further increases in the Base Revolving Credit Facility are available to be implemented under Section 2.1 of the Agreement.

         In connection with this Third Amendment the Borrower is contemporaneously executing and delivering to the Banks Converted Notes dated as of the date hereof in the respective principal amounts shown on Exhibit A hereto. This Third Amendment shall not affect and there remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt.

         This Third Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Except as expressly agreed herein, all terms of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this THIRD AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT dated as of March 16, 1998.

                                       1

                                      DATA TRANSMISSION NETWORK CORPORATION



                                      By /s/ Brian L. Larson
                                        -------------------------------
                                        Title:Vice President, CFO & Secretary

                                       2

                                      FIRST NATIONAL BANK OF OMAHA



                                      By /s/ James P. Bonham
                                        -------------------------------
                                        Title:Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       3

                                      THE SUMITOMO BANK, LIMITED


                                      By /s/ Michael F. Murphy
                                        -------------------------------
                                        Title:Vice President and Manager


                                      By /s/ Teresa A. Lekich
                                        -------------------------------
                                        Title:Vice President







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       4

                                      FIRST NATIONAL BANK, WAHOO,
                                      NEBRASKA



                                      By /s/ Elizabeth Rezac
                                        ------------------------------
                                        Title Second Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       5

                                      NBD BANK


                                      By Nathan L. Bloch
                                        -----------------------------
                                        Title:First Vice President





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       6

                                      NORWEST BANK NEBRASKA, N.A.




                                      By /s/ Kevin Munro
                                        -------------------------------
                                        Title: Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       7

                                      LASALLE NATIONAL BANK, a national
                                      banking association




                                      By /s/ Tom Harmon
                                        -------------------------------
                                        Title:Assistant Vice President





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       8

                                      MERCANTILE BANK OF
                                      ST. LOUIS, N.A.


                                      By Joseph L. Sooter, Jr.
                                        -------------------------------
                                        Title: Vice President





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       9

                                      FIRST BANK, NATIONAL
                                      ASSOCIATION


                                      By /s/ Beth Morgan
                                        ----------------------------------
                                        Title: Vice President




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       10

                              NATIONSBANK,   N.A.  (successor  in  interest  to
                              THE BOATMEN'S NATIONAL BANK
                              OF ST. LOUIS



                              By /s/ Roger Bettlach
                                ---------------------------------------
                                Title: Assistant Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                              INITIALED:


                              Borrower

                                       11

                                      BANK OF MONTREAL, a Canadian bank




                                      By /s/ Kevin Cullen
                                        ---------------------------------
               `                        Title: Associate






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       12

                                    Exhibit A
                                       to
                               THIRD AMENDMENT TO
                         1997 REVOLVING CREDIT AGREEMENT


            Maximum Amount

                                               Current Revolving                Available Under
    Bank            Pro Rata %                 Revolving Facility             Revolving Facility*
FNB-O               20.7%                      $ 6,831,000                       $ 3,519,000
FNB-W                 .5%                          165,000                            85,000
NBD                 11.9%                        3,927,000                         2,023,000
Norwest              4.8 %                       1,584,000                           816,000
LaSalle             19.9%                        6,567,000                         3,383,000
Sumitomo            10.0%                        3,300,000                         1,700,000
Mercantile          10.3%                        3,399,000                         1,751,000
Montreal            11.6%                        3,828,000                         1,972,000
First Bank          10.3%                        3,399,000                         1,751,000
                                               ---------------------------------------------

                                               $33,000,000                       $17,000,000



*Includes current amounts, if any,  outstanding after Conversion

                                       13
                                    - 456 -